Exhibit 99.1

HERBALIFE ANNOUNCES SELF-TENDER OFFER SEEKING TO PURCHASE UP TO $600 MILLION OF ITS COMMON SHARES

LOS ANGELES, (April 18, 2018)—Herbalife Ltd. (NYSE: HLF) (“Herbalife” or “the Company”) announced today it has commenced a “modified Dutch auction” self-tender offer to purchase in cash up to an aggregate $600 million of shares of its common stock at a per share price not greater than $108.00 nor less than $98.00 (the “tender offer”).

The closing price of Herbalife’s common shares on the New York Stock Exchange on April 17, 2018, the last full trading day before the commencement of the tender offer, was $103.02 per share. The tender offer is scheduled to expire at 5:00 P.M., New York City time, on May 16, 2018, unless the offer is extended.

The Company believes that the repurchase of shares pursuant to the tender offer is consistent with its long-term goal of maximizing shareholder value. The board of directors evaluated the Company’s operations, financial condition, capital needs, regulatory requirements, strategy and expectations for the future and believes that the tender offer is a prudent use of the Company’s financial resources and determined that a tender offer is an appropriate mechanism to return capital to shareholders that seek liquidity under current market conditions and allowing shareholders who do not participate in the tender offer to share in a higher portion of the Company’s future potential.

The full terms and conditions of the tender offer are discussed in the Offer to Purchase, dated April 18, 2018 (“Offer to Purchase”), and the associated Letter of Transmittal and other materials relating to the tender offer that Herbalife is filing today with the Securities and Exchange Commission (“SEC”).

The tender offer is not contingent upon obtaining any financing. However, the tender offer is subject to a number of other terms and conditions, which are described in detail in the Offer to Purchase.

None of Herbalife, its board of directors or its affiliates, nor the information agent or the depositary and paying agent, are making any recommendation to shareholders as to whether to tender or refrain from tendering their shares into the tender offer. Shareholders must decide how many shares they will tender, if any, and the cash price within the stated range at which they will offer their shares for purchase by Herbalife. In doing so, shareholders should read carefully the information in the Offer to Purchase and the other offer documents.

The Company is currently soliciting shareholder approval of a previously announced two-for-one stock split. If approved at Herbalife’s Annual General Meeting of Shareholders to be held on April 24, 2018, the Company expects the common shares will go ex-dividend on the New York Stock Exchange on May 15, 2018. The Depository Trust Company (“DTC”) is expected to allocate split share entitlements on May 17, 2018 (the day after the tender offer is scheduled to expire). Accordingly, when completing the Letter of Transmittal shareholders should specify the total number of common shares they are tendering on a pre-split basis.

For more information about our “modified Dutch auction” tender offer and other details, please visit our investor website (http://ir.herbalife.com) or refer to the Offer to Purchase.

Georgeson LLC is the information agent for the tender offer and shareholders seeking additional information about the tender offer and process should contact them toll free at (877) 278-4774. Computershare Trust Company, N.A. is the depositary and paying agent for the tender offer.

Copies of the Offer to Purchase, Letter of Transmittal, and other related materials are available free of charge from Georgeson LLC, or on the SEC’s website, at www.sec.gov. Herbalife’s other public filings with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, are also available for free on the SEC’s website at www.sec.gov.

THIS PRESS RELEASE DOES NOT CONSTITUTE AN OFFER TO PURCHASE, OR A SOLICITATION OF AN OFFER TO SELL, ANY SECURITIES. THIS PRESS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY. THE TENDER OFFER IS MADE ONLY PURSUANT TO AN OFFER TO PURCHASE, LETTER OF TRANSMITTAL, AND RELATED MATERIALS THAT HERBALIFE INTENDS TO DISTRIBUTE TO ITS SHAREHOLDERS. HERBALIFE WILL FILE A TENDER OFFER STATEMENT ON SCHEDULE TO WITH THE SEC. HERBALIFE’S SHAREHOLDERS SHOULD READ THESE MATERIALS AND THE DOCUMENTS INCORPORATED THEREIN BY REFERENCE CAREFULLY AND IN THEIR ENTIRETY BEFORE MAKING ANY DECISION WITH RESPECT TO THE TENDER OFFER.

About Herbalife Ltd.

Herbalife is a global nutrition company that sells weight-management, targeted nutrition, energy and sports and fitness and outer nutrition care products exclusively to and through dedicated Herbalife independent distributors in more than 90 countries. The Company has over 8,000 employees worldwide, and its shares are traded on the New York Stock Exchange (NYSE: HLF) with net sales of approximately $4.4 billion in 2017. The Company supports the Herbalife Family Foundation (HFF) and its Casa Herbalife programs to help bring good nutrition to children in need.

Contacts:

Media Contacts:	Investor Contact:
Jennifer Butler	Eric Monroe
VP, Media Relations	Director, Investor Relations
jenb@herbalife.com	ericm@herbalife.com
213.745.0420	213.745.0449

Gary Kishner
Director, Media Relations
garyki@herbalife.com
213.745.0456

Cautionary Statement Regarding Forward-Looking Statements

This press release may contain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. Forward-looking statements include, but are not limited to, statements regarding the expiration of the tender offer, the anticipated effects of the consummation of the tender offer described herein, the satisfaction of the tender conditions described in the Offer to Purchase, as well as the Company’s proposed two-for-one stock split, the timing for consummation of the stock split, including but limited to the record date, effectiveness date, ex-dividend date, and date DTC allocates split share entitlements to shareholder accounts, and our expectations, hopes or intentions regarding the future. Forward-looking statements may include the words “may,” “will,” “estimate,” “intend,” “continue,” “believe,” “expect” or “anticipate” and any other similar words. Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties, such as those disclosed or incorporated by reference in our filings with the SEC. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Forward-looking statements represent our estimates and assumptions only as of the date of this press release. We expressly disclaim any duty to provide updates to forward-looking statements, and the estimates and assumptions associated with them, after the date of this press release, in order to reflect changes in circumstances or expectations or the occurrence of unanticipated events, except to the extent required by applicable securities laws. All forward-looking statements are qualified in their entirety by reference to the factors discussed above and under “Risk Factors” set forth in Part I Item 1A and elsewhere of the Company’s Annual Report on Form 10-K, filed with the SEC on February 22, 2018, as well as the risks and uncertainties discussed in the Company’s other filings with the SEC, including risks resulting from a decrease in the public float of the shares which may result in less liquidity and trading volume of the shares after the consummation of the tender offer described herein and could result in an increase in price volatility. We qualify all of our forward-looking statements by these cautionary statements. We caution you that these risks are not exhaustive. We operate in a continually changing business environment and new risks emerge from time to time.

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